UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to SECTION 13 OR 15(d) of The Securities Exchange Act of 1934


                               September 15, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         INFRARED SYSTEMS INTERNATIONAL
               __________________________________________________
             (Exact Name of Registrant as specified in its Charter)


             Nevada                        0-17953               38-3767357
________________________________________________________________________________
  (State or other jurisdiction      Commission File Number    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                  15 N. Longspur Drive, The Woodlands, TX 77380
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (310) 213-2143
               __________________________________________________
               Registrant's Telephone Number, Including Area Code


                            _________________________


Check the appropriate box below if the Form 8-K FILING is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE  OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On September 15, 2009, the Board of Directors of the Registrant enlarged the size of the Board of Directors from three to four as permitted by the Bylaws of the Registrant, and elected Wendy Ball to fill the vacancy thereby created on the Board of Directors in accordance with the authority granted to it by the Bylaws. Wendy Ball is the spouse of Gary E. Ball, the Chairman of the Board, President, CEO and principal accounting and financial officer of the Registrant. There is no arrangement or understanding between Wendy Ball and any other person pursuant to which she was elected a Director of Registrant.


ITEM 8.01 OTHER EVENTS.

     On September 15, 2009, Wendy Ball was elected Secretary of the Registrant.

     On September 15, 2009, the Registrant adopted a Stock Option Plan pursuant to which non-qualified stock options may be granted by the Board of Directors of the Corporation from time to time. A copy of the plan is attached hereto as
Exhibit 10.1. No options have been granted yet pursuant to the plan.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed with this report:

     Exhibit No.     Description

        10.1         Stock Option Plan


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                       INFRARED SYSTEMS INTERNATIONAL

September 15, 2009

                                       By: /s/ GARY E. BALL
                                       _____________________________
                                               Gary E. Ball
                                               President & CEO






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